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                                                                    Exhibit 23.1

                                                          [Arthur Andersen Logo]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 17, 2001, included in this Form 10-K/A Amendment No 1, into the Company's previously filed Registration Statement File Nos. 33-90086, 33-90090, 33-90092 and 333-37178 on Form S-8 and Nos. 333-16241, 333-89601,
333-90441 and 333-38508 on Form S-3.



Chicago, Illinois
April 26, 2001